UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2017
_________________________________________________
8point3 Energy Partners LP
(Exact name of registrant as specified in its charter)
_________________________________________________

Delaware	1-37447	47-3298142
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

77 Rio Robles
San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 1.01 Entry into a Material Definitive Agreement.
Kern Phase 2(c) Acquisition and Letter Agreement
As previously disclosed, on January 26, 2016, 8point3 Operating Company, LLC (“OpCo”), a wholly-owned subsidiary of 8point3 Energy Partners LP (the “Partnership”), entered into a Purchase, Sale and Contribution Agreement (as amended on September 28, 2016, November 30, 2016 and February 24, 2017, the “Kern Purchase Agreement”) with SunPower Corporation (“SunPower”), pursuant to which OpCo agreed to purchase (the “Kern Acquisition”) a photovoltaic solar generating project with an aggregate nameplate capacity of up to 21 MWac located in Kern County, CA and which consists or will consist of solar generation systems attached to fixed-tilt carports located at 27 school sites in the Kern High School District (each, a “Development Project Site” and collectively, the “Kern Project”). Ownership and cash flows of the Kern Project are subject to a tax equity financing arrangement with an affiliate of Wells Fargo & Company.
On June 9, 2017, in connection with the Kern Purchase Agreement, OpCo and SunPower entered into a letter agreement (the “Letter Agreement”), pursuant to which the parties agreed to reduce the number of Development Project Sites, and to confirm the purchase price to be paid in connection with, the closing of the fifth phase of the Kern Acquisition.
Pursuant to the Kern Purchase Agreement and the Letter Agreement, the Kern Acquisition was effectuated in the following phases:
(i) on January 26, 2016, simultaneously with the execution of the Kern Purchase Agreement, 8point3 OpCo Holdings, LLC, a wholly-owned subsidiary of OpCo (“OpCo Holdings”), acquired 100% of the class B limited liability company interests of SunPower Commercial II Class B, LLC (“Kern Holdco”), which indirectly holds the Phase 1(a) assets as of such date;
(ii) on September 9, 2016, OpCo caused OpCo Holdings to make a contribution of capital to Kern Holdco, which was used to acquire the Phase 1(b) assets from a SunPower subsidiary;
(iii) on November 30, 2016, OpCo caused OpCo Holdings to make a contribution of capital to Kern Holdco, which was used to acquire the Phase 2(a) assets from a SunPower subsidiary;
(iv) on February 24, 2017, OpCo caused OpCo Holdings to make a contribution of capital to Kern Holdco, which was used to acquire the Phase 2(b) assets from a SunPower subsidiary; and
(v) on June 9, 2017, OpCo caused OpCo Holdings to make a contribution of capital to Kern Holdco, which was used to acquire the Phase 2(c) assets from a SunPower subsidiary (the “Phase 2(c) Acquisition”).
In the event that the conditions precedent set forth in the Letter Agreement are met, at a future closing date on or prior to September 30, 2017, OpCo may cause OpCo Holdings to make an additional contribution of capital to Kern Holdco, which would be used to acquire some or all of the Development Project Sites that have not yet been acquired by OpCo from a SunPower subsidiary.
OpCo has paid an aggregate purchase price of $31.7 million in cash for the interest it acquired in the Kern Project, of which OpCo paid approximately $4.9 million on January 27, 2016 in connection with the closing of the first phase on January 26, 2016, approximately $9.2 million on September 9, 2016 in connection with the closing of the second phase on September 9, 2016, approximately $8.4 million on November 30, 2016 in connection with the closing of the third phase on November 30, 2016, approximately $6.0 million on February 24, 2017 in connection with the closing of the fourth phase on February 24, 2017, and approximately $3.2 million on June 9, 2017 in connection with the closing of the fifth phase on June 9, 2017. In the event that the conditions precedent set forth in the Letter Agreement are met, at a future closing date on or prior to September 30, 2017, OpCo will pay up to $5.0 million, based upon the MWac of the Development Project Sites to be acquired in connection therewith.
The foregoing description is not completed and is qualified in its entirety by reference to the text of the Letter Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Amendment No. 7 to Amended and Restated Omnibus Agreement
On June 9, 2017, in connection with the Phase 2(c) Acquisition, the Partnership entered into Amendment No. 7 to Amended and Restated Omnibus Agreement (the “Kern Phase 2(c) Omnibus Amendment”) with the Partnership’s general partner, 8point3 General Partner, LLC (the “General Partner”), 8point3 Holding Company, LLC (“Holdings”), First Solar, Inc. (“First

Solar”), SunPower and OpCo. The Kern Phase 2(c) Omnibus Amendment amends the schedules to the parties’ existing Amended and Restated Omnibus Agreement dated April 6, 2016, as amended (the “Amended and Restated Omnibus Agreement”), to include the solar systems held indirectly by Kern Holdco at the closing of the Phase 2(c) Acquisition for all purposes.
All other material terms and conditions of the Amended and Restated Omnibus Agreement were unchanged.
The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Kern Phase 2(c) Omnibus Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On June 9, 2017, OpCo completed the Phase 2(c) Acquisition pursuant to the terms of the Kern Purchase Agreement, as amended, and the Letter Agreement. OpCo funded 100% of the purchase price for the Phase 2(c) Acquisition with cash on hand. The description of the Phase 2(c) Acquisition included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.
The terms of the Kern Acquisition, inclusive of the Phase 2(c) Acquisition, were approved by the board of directors (the “Board”) of the General Partner and by the conflicts committee of the Board, which consists entirely of independent directors (the “Conflicts Committee”). The Conflicts Committee engaged an independent financial advisor and legal counsel to assist in evaluating the Kern Acquisition.
SunPower owns 8,778,190 common units and 20,104,885 subordinated units in OpCo, representing a 36.5% economic interest in OpCo. In addition, SunPower owns 28,883,075 Class B shares in the Partnership. SunPower also owns a 50% interest in Holdings, which holds all the incentive distribution rights in OpCo and is the sole member of the General Partner.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
2.1	Letter Agreement dated June 9, 2017, by and between 8point3 Operating Company, LLC and SunPower Corporation.
10.1
Amendment No. 7 to Amended and Restated Omnibus Agreement dated June 9, 2017, by and among 8point3 Operating Company, LLC, 8point3 General Partner, LLC, 8point3 Holding Company, LLC, 8point3 Energy Partners LP, First Solar, Inc. and SunPower Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

By:	8point3 General Partner, LLC,
its general partner

By:	/s/ JASON E. DYMBORT
Jason E. Dymbort
General Counsel

Date: June 13, 2017

INDEX TO EXHIBITS

Number	Description
2.1	Letter Agreement dated June 9, 2017, by and between 8point3 Operating Company, LLC and SunPower Corporation.
10.1
Amendment No. 7 to Amended and Restated Omnibus Agreement dated June 9, 2017, by and among 8point3 Operating Company, LLC, 8point3 General Partner, LLC, 8point3 Holding Company, LLC, 8point3 Energy Partners LP, First Solar, Inc. and SunPower Corporation.